[Graphic Omitted]

                                                                    Exhibit 99.1


                 Charter Municipal Mortgage Acceptance Company
                 Third Quarter 2001
                 Supplemental Analyst Package

[Graphic Omitted]


Charter Municipal Mortgage Acceptance Company
625 Madison Avenue
New York, NY  10022
Phone:  212-558-1765
Fax:  212-751-3550
Web Site:  www.chartermac.com
AMEX Symbol:  CHC

Investor Contacts:
Michael I. Wirth
Chief Financial Officer
212-588-2095

Brenda Abuaf
Director of Investor Relations
800-831-4826


Certain items in this document may constitute
forward-looking statements within the meaning
of the Private  Litigation Reform Act of 1995
and as such may  involve  known  and  unknown
risks,  uncertainties and other factors which
may cause the actual results, performances or
achievements  of  CharterMac to be materially
different    from   any    future    results,
performances  or  achievements  expressed  or
implied by such  forward-looking  statements.
Such forward-looking statements speak only as
of the  date  of  this  document.  CharterMac
expressly   disclaims   any   obligation   or
undertaking  to release  publicly any updates
or   revisions    to   any    forward-looking
statements  contained  herein to reflect  any
change  in  CharterMac's   expectations  with
regard   thereto   or   change   in   events,
conditions or circumstances on which any such statement is based.



Third Quarter 2001
Supplemental Analyst Package


Table of Contents

At a Glance                                                                    3

Financial Highlights                                                           4

Consolidated Balance Sheets - Five Quarters ended September 30, 2001           5

Consolidated Statements of Income - Five Quarters
  ended September 30, 2001                                                     6

Cash Available for Distribution (CAD) Calculation,
  including Net Income to CAD Reconciliation                                   7

Capitalization                                                                 8

Floating Rate Cost of Funds Index (Bond Market Association Index)              9

Revenue Bond Portfolio                                                        10

Revenue Bond Portfolio Statistical Analysis                                   14

Acquisition Activity                                                          16

Disposition Activity                                                          17

Construction and Rehabilitation Revenue Bond Performance                      18

Reporting Definitions                                                         20

--------------------------------------------------------------------------------

[Graphic Omitted]

CharterMac provides superior total returns to investors by consistently increasing Cash Available for Distribution and thus dividends (substantially all of which are tax-exempt) and capital appreciation from increased share price.

--------------------------------------------------------------------------------
                             INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

     Closing Share Price (9/28/01)                             $15.97

     Range for quarter                                $15.10 - $15.97

     Current Dividend                             $1.160 (annualized)

     Dividend Yield                                              7.3%

     Tax Adjusted Dividend Yield                                11.7%

     Quarter's CAD Payout Ratio                                 83.6%

--------------------------------------------------------------------------------
                                NATIONAL PRESENCE
                  Geographic Distribution (based on par value)
--------------------------------------------------------------------------------

                               [Pie Chart Omitted]



     Central 36%

     East 40%

     West 24%



--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                               (Based on Par Value)
--------------------------------------------------------------------------------

                               [Pie Chart Omitted]



     Lease-Up 9%

     Stabilized 55%

     Rehab 7%

     New Construction 29%



--------------------------------------------------------------------------------

CharterMac is principally engaged in the acquisition and ownership of tax-exempt multifamily housing revenue bonds and other investments that produce primarily tax-exempt income issued by various state or local governments, agencies or authorities.

--------------------------------------------------------------------------------
                               ACQUISITIONS VOLUME
                             (Face Value; $million)
--------------------------------------------------------------------------------

                                        $300
                                        ____
                                       |    |
                             $196      |    |
                             ____      |    |
                            |    |     |    |
                  $118      |    |     |    |
                  ____      |    |     |    |
                 |    |     |    |     |    |
                 |    |     |    |     |    |      $123
                 |    |     |    |     |    |      ____
                 |    |     |    |     |    |     |    |
                 |    |     |    |     |    |     |    |
             |-----------|----------|----------|----------|
                  1998       1999       2000     YTD 2001

--------------------------------------------------------------------------------
                             3rd QUARTER COMPARATIVE
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    $19,307.3
                                                         |
                $0.3468                                  |
                   |              $10,345.8              |
                   |                  |                  |
                   |                  |       $15,520.9  |
                   |                  |           |      |
                   |                  |           |      |
          $0.3073  |       $6,446.1   |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |

           2000   2001        2000   2001        2000   2001

         12.8% increase     60.5% increase     24.4% increase
             in CAD        in Net Income to     in Revenues
        per diluted share    shareholders         (000's)
                               (000's)

                    Comparison to same quarter of prior year

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

        Total Market
          Capitalization                             $1156.1 million

        Common & CRA Shares
          Outstanding (diluted)                         33.0 million

        Equity Market
          Capitalization                              $696.3 million

        Securitized Debt                              $459.8 million

        Preferred Equity                              $169.0 million

        % of total capitalization
          at a Fixed Rate                                      73.2%

--------------------------------------------------------------------------------

[Graphic Omitted]

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Financial Highlights
                                                             (unaudited)

                                           Quarters Ended September 30,                                  Years Ended December 31,
                                      -------------------------------------                       ---------------------------------
                                            2001                 2000                                   2000             1999
                                      -----------------   -----------------                       ---------------   ---------------
Operating Data
Revenues                               $    19,307,341        $ 15,520,907                         $  59,090,561     $  40,437,190
Net Income                                  11,349,297           7,217,232                            30,091,056        23,181,818
Net Income Available to Common and
 CRA Shareholders                           10,345,827           6,446,117                            27,074,115        20,951,366
CAD to Common and CRA Shareholders          11,456,413           6,935,671                            28,202,569        24,551,572
Per Share data:
  Net Income per diluted Share                 $ 0.313             $ 0.286                               $ 1.222           $ 1.018
  CAD per diluted Share                        $ 0.347             $ 0.307                               $ 1.273           $ 1.193
  Dividends per Common and CRA Share           $ 0.290             $ 0.265                               $ 1.070           $ 0.995
Weighted Average diluted Common and
 CRA Shares                                 33,038,075          22,569,179                            22,152,239        20,580,756

Ratios
Interest Expense, Fees and Minority
 Interest Coverage                                 4.1x                2.7x                                  2.8x              3.6x
Fixed Charge Coverage                              2.7x                2.0x                                  2.2x              3.0x
CAD Payout Ratio (per share basis)                83.6%               86.2%                                 84.0%             83.4%

                                        September 30,         June 30,            March 31,        December 31,      September 30,
                                            2001                2001                2001               2000              2000
                                      -----------------   -----------------   -----------------   ---------------   ---------------
Capitalization
Total Debt & Minority Interest         $   459,759,504     $   347,494,438       $ 376,507,980     $ 385,026,031     $ 330,698,630
Preferred Equity                           169,000,000         169,000,000         169,000,000       169,000,000       169,000,000
Market Equity                              527,312,440         525,755,129         385,171,878       339,875,276       311,796,059
                                      -----------------   -----------------   -----------------   ---------------   ---------------
  Total Capitalization                 $ 1,156,071,944     $ 1,042,249,567       $ 930,679,858     $ 893,901,307     $ 811,494,689
                                      =================   =================   =================   ===============   ===============

Total Debt to Total Assets                       40.4%               34.1%               41.1%             41.6%             39.4%
Total Debt to Total Market
 Capitalization                                  39.8%               33.3%               40.5%             43.1%             40.8%
Total Common and CRA Shares
 Outstanding                                33,018,938          32,962,704          25,290,340        25,288,339        22,528,617
Share Price at period-end                       $15.97     $         15.95       $       15.23     $       13.44     $       13.84

See Reporting Definitions for additional guidance

                                                            Page 4 of 20

[Graphic Omitted]

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                     Consolidated Balance Sheets
                                                             (unaudited)

                                                   September 30,       June 30,         March 31,     December 31,    September 30,
                                                       2001              2001             2001            2000            2000
                                                 ----------------- ----------------- --------------- --------------- ---------------
Assets
  Revenue bonds portfolio                         $   974,832,000   $   935,984,000   $ 841,367,698   $ 845,405,056   $ 738,133,055
  Cash, cash equivalents and temporary
   investments                                        112,465,147        39,363,348      30,759,312      36,116,481      63,596,521
  Promissory notes receivable                          12,784,201        10,335,701      10,410,934       9,909,933      10,180,079
  Other assets                                         36,945,066        33,956,057      33,037,699      33,804,395      27,208,207

                                                 ----------------- ----------------- --------------- --------------- ---------------
  Total Assets                                    $ 1,137,026,414   $ 1,019,639,106   $ 915,575,643   $ 925,235,865   $ 839,117,862
                                                 ================= ================= =============== =============== ===============


Liabilities and Shareholders' Equity

Liabilities
  Secured borrowings                              $   109,759,504   $    72,494,438   $ 101,507,980   $ 110,026,031   $  80,698,630
  Interest rate swaps                                   4,253,036         1,047,070       1,366,541               -               -
  Accounts payable and accrued expenses                 5,142,882         4,704,656       4,487,518       4,434,065       4,426,344
  Distributions payable to preferred
   shareholders                                         3,507,510         3,479,274       3,673,874       3,519,875       3,166,771
  Distributions payable to shareholders                 9,029,587         8,547,080       6,242,587       6,242,046       5,454,396

                                                 ----------------- ----------------- --------------- --------------- ---------------
  Total Liabilities                                   131,692,519        90,272,518     117,278,500     124,222,017      93,746,141
                                                 ----------------- ----------------- --------------- --------------- ---------------

  Minority interest in subsidiary                     350,000,000       275,000,000     275,000,000     275,000,000     250,000,000
                                                 ----------------- ----------------- --------------- --------------- ---------------

  Preferred shares of subsidiary                      169,000,000       169,000,000     169,000,000     169,000,000     169,000,000
                                                 ----------------- ----------------- --------------- --------------- ---------------

Shareholders' Equity
  Beneficial owners' equity - Convertible CRA          25,250,843        25,616,658      34,400,652      34,397,168      25,838,003
   preferred shareholders
  Beneficial owner's equity - manager                     969,682           865,184         792,425         715,342         626,545
  Beneficial owners' equity - common shareholders     460,975,984       459,259,107     345,508,072     344,870,761     313,874,559
  Treasury shares                                        (103,359)         (103,359)       (103,359)       (103,359)       (103,359)
  Accumulated other comprehensive income                 (759,255)         (271,002)    (26,300,647)    (22,866,064)    (13,864,027)

                                                 ----------------- ----------------- --------------- --------------- ---------------
  Total Shareholders' Equity                          486,333,895       485,366,588     354,297,143     357,013,848     326,371,721

                                                 ----------------- ----------------- --------------- --------------- ---------------
  Total Liabilities and Shareholders' Equity      $ 1,137,026,414   $ 1,019,639,106   $ 915,575,643   $ 925,235,865   $ 839,117,862
                                                 ================= ================= =============== =============== ===============

                                                            Page 5 of 20

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
                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                  Consolidated Statements of Income
                                                             (unaudited)

                                                  September 30,      June 30,     March 31, 2001     December 31,     September 30,
                                                      2001             2001           2001              2000             2000
                                                 --------------   --------------   --------------   --------------   --------------
Revenue
  Interest Income:
    Revenue bonds                                 $ 18,818,704     $ 16,360,699     $ 16,340,627     $ 17,420,561     $ 14,392,775
    Temporary investments                              270,184          390,899          224,578          394,089          861,495
    Promissory notes                                   168,411          232,834          256,934          252,200          266,637
    Other income                                        50,042          506,532                -                -                -

                                                 --------------   --------------   --------------   --------------   --------------
  Total Revenues                                    19,307,341       17,490,964       16,822,139       18,066,850       15,520,907
                                                 --------------   --------------   --------------   --------------   --------------

Expenses
  Interest expense                                   1,229,917        1,476,669        1,273,373        1,240,357          998,044
  Recurring fees related to the TOP                    623,288          569,702          564,573          622,015          619,086
  Bond servicing                                       618,035          595,453          541,886          522,481          468,980
  General and administrative                           523,424          729,772          742,279          562,787          684,689
  Amortization                                         221,900          202,545          198,574          200,809          139,650
  Loss (Gain) on impairment of assets                        -          400,000                -                -                -
  Loss (Gain) on bond repayments                             -                -         (136,864)        (645,151)               -

                                                 --------------   --------------   --------------   --------------   --------------
  Total Expenses                                     3,216,564        3,974,141        3,183,821        2,503,298        2,910,449
                                                 --------------   --------------   --------------   --------------   --------------

  Income before minority interests                  16,090,777       13,516,823       13,638,318       15,563,552       12,610,458
                                                 --------------   --------------   --------------   --------------   --------------

  Income allocated to preferred shareholders        (2,961,625)      (2,961,625)      (2,961,625)      (2,961,625)      (2,651,081)
  Minority interest in income of subsidiary         (1,779,855)      (2,413,159)      (2,140,485)      (2,920,560)      (2,742,145)
                                                 --------------   --------------   --------------   --------------   --------------

                                                 --------------   --------------   --------------   --------------   --------------
  Net Income                                      $ 11,349,297     $  8,142,039     $  8,536,208     $  9,681,367     $  7,217,232
                                                 ==============   ==============   ==============   ==============   ==============

Allocation of Net Income to:
  Distributions to Manager                        $ (1,003,470)    $   (939,168)    $   (904,738)    $   (890,083)    $   (771,115)
                                                 --------------   --------------   --------------   --------------   --------------
  Shareholders:
    Common shareholders                           $ 10,165,756     $  6,548,069     $  6,849,905     $  8,083,604     $  5,889,308
    CRA convertible preferred shareholders             180,071          654,802          781,565          707,680          556,809
                                                 --------------   --------------   --------------   --------------   --------------
  Total for Shareholders                          $ 10,345,827     $  7,202,871     $  7,631,470     $  8,791,284     $  6,446,117
                                                 ==============   ==============   ==============   ==============   ==============

                                                 -------------------------------   --------------   --------------   --------------
Net income per common and CRA shares - basic      $       0.31     $       0.24     $       0.30     $       0.37     $       0.29
                                                 ===============================   ==============   ==============   ==============

                                                 ===============================   --------------   --------------   --------------
Net income per common and CRA shares - diluted    $       0.31     $       0.24     $       0.30     $       0.37     $       0.29
                                                 ===============================   ==============   ==============   ==============

                                                            Page 6 of 20

[Graphic Omitted]


                                                                                                          Third Quarter 2001
                                                                                                Supplemental Analyst Package

                                    Calculation of Cash Available for Distribution (CAD)
                                                         (unaudited)

                                                        Quarters Ended September 30,            Years Ended December 31,
                                                       ------------------------------        ------------------------------
                                                           2001              2000                2000              1999
                                                       ------------      ------------        ------------      ------------
Sources of Cash
  Interest Income:
    Revenue bonds                                      $ 18,818,704      $ 14,392,775        $ 55,708,904      $ 38,444,530
    Temporary investments                                   270,184           861,495           2,379,976         1,289,669
    Promissory notes                                        168,411           266,637           1,001,681           702,991
    Other income                                             50,042               -
    Net amortization (accretion) included in income         784,182           284,792             922,741           684,360
                                                       ------------      ------------        ------------      ------------
Total Sources of Cash                                  $ 20,091,523      $ 15,805,699        $ 60,013,302      $ 41,121,550
                                                       ------------      ------------        ------------      ------------

Uses of Cash
  Total expenses                                          3,216,564         2,910,449          10,331,085         8,638,733

  Minority interest in subsidiary                         1,779,855         2,742,145          10,074,464         5,602,264
  Income allocated to preferred shareholders              2,961,625         2,651,081           8,593,956         3,014,375
Less:
  Amortization included in expenses                        (221,900)         (139,650)           (577,388)         (382,027)
  Loss on impairment of assets                                  -                 -                   -          (1,859,042)
  (Loss) gain on repayment of bonds                             -                 -               645,151          (463,147)

                                                       ------------      ------------        ------------------------------
Total Uses of Cash                                     $  7,736,144      $  8,164,025        $ 29,067,268      $ 14,551,156
                                                       ------------      ------------        ------------------------------

Cash Available for Distribution (CAD)                  $ 12,355,379      $  7,641,674        $ 30,946,034      $ 26,570,394

Less:  Distributions to Manager                            (898,966)         (706,003)         (2,743,465)       (2,018,822)

                                                       ------------      ------------        ------------------------------
CAD to Common and CRA shareholders                     $ 11,456,413      $  6,935,671        $ 28,202,569      $ 24,551,572
                                                       ============      ============        ==============================
Distributions to Common and CRA shareholders           $  9,575,495      $  5,970,093        $ 23,973,894      $ 20,478,101
                                                       ====================================================================

Weighted Average Common and CRA Shares - basic           32,986,483        22,528,617          22,140,576        20,580,756
Weighted Average Common and CRA Shares - diluted         33,038,075        22,569,179          22,152,239        20,580,756

CAD per share - basic                                  $      0.347      $      0.308        $      1.274      $      1.193
                                                       ============      ============        ============      ============
CAD per share - diluted                                $      0.347      $      0.307        $      1.273      $      1.193
                                                       ============      ============        ============      ============

CAD Payout Ratio (per share basis)                             83.6%             86.2%               84.0%             83.4%


                            Reconciliation of Net Income to Cash Available for Distribution (CAD)
                                                         (unaudited)


                                                        Quarters Ended September 30,            Years Ended December 31,
                                                       ------------------------------        ------------------------------
                                                           2001              2000                2000              1999
                                                       ------------      ------------        ------------      ------------
Net Income allocated to shareholders                   $ 10,345,827      $  6,446,117        $ 27,074,115      $ 20,951,366

  Amortization included in income                           784,182           284,792             922,741           684,360
  Amortization expense                                      221,900           139,650             577,388           382,027
  Loss on impairment of bonds                                   -                 -                   -           1,859,042
  Loss (gain) on repayment of revenue bonds                     -                 -              (645,151)          463,147
  Net income allocated to Manager                           104,504            65,112             273,476           211,630

                                                       ------------      ------------        ------------      ------------
CAD to Common and CRA shareholders                     $ 11,456,413      $  6,935,671        $ 28,202,569      $ 24,551,572
                                                       ============      ============        ============      ============

------------------------------------------------------
See Reporting Definitions for additional guidance

                                                        Page 7 of 20

[Graphic Omitted]

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                  Capitalization as of Quarter End
                                                             (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Debt
------------------------------------------------------------------------------------------------------------------------------------

                                                         Weighted Average                                           Percentage of
                                                        Interest Rate for       Outstanding       Percentage of     Total Market
             Description                Program             9 months              Balance           Total Debt      Capitalization
----------------------------------------------------------------------------------------------------------------------------------
Secured Borrowings                      PFloats               4.01%            $ 109,759,504          23.9%              9.5%
Minority Interest in Subsidiary           TOPs                3.84%              350,000,000          76.1%             30.3%
                                                      ----------------------------------------------------------------------------
   Total / Weighted Average                                   3.88%            $ 459,759,504         100.0%             39.8%
                                                      ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Mandatory      Liquidation     Percentage of
                                                                        Mandatory     Repurchase      Preference       Total Market
             Description           Issuance Date    Dividend Rate      Tender Date       Date         (Total Par)     Capitalization
------------------------------------------------------------------------------------------------------------------------------------
Series A                             06/29/1999        6.625%          06/30/2009     06/30/1949     $  90,000,000        7.8%
Series A-1                           07/21/2000        7.100%          06/30/2009     06/30/1949        24,000,000        2.1%
Series B                             07/21/2000        7.600%          11/30/2010     11/30/1950        55,000,000        4.8%
                                                   -------------                                   ---------------------------------
   Total / Weighted Average                            7.010%                                        $ 169,000,000        14.6%
                                                   =============                                   =================================

------------------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------



                                  Transaction                             Market Price     Transaction    Conversion    Conversion
             Description              Date        Number of Shares          per Share      Share Price      Price         Ratio
----------------------------------------------------------------------------------------------------------------------------------
Initial Issuance                   05/10/2000            1,946,000            $11.88          $14.13        $15.33        92.17%
4Q 2000 Issuance                   12/14/2000              644,000            $13.00          $14.13        $14.60        96.78%
2Q 2001 Redemption                 05/24/2000             (707,636)           $14.64          $12.70         n/a            n/a
                                                 ------------------
   Total                                                 1,882,364
                                                 ==================

------------------------------------------------------------------------------------------------------------------------------------
Common and CRA Market Equity
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                  Percentage of     Percentage of
                                          Shares                                                   Common and        Total Market
             Description                Outstanding        Quarter End         Market Value        CRA Shares       Capitalization
----------------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock             1,882,364        $15.97              30,061,353           5.7%                2.6%
Common Stock                               31,136,574        $15.97             497,251,087           94.3%              43.0%
                                        -------------                           ----------------------------------------------------
   Total / Weighted Average                33,018,938                           527,312,440          100.0%              45.6%
                                        =============                           ====================================================


------------------------------------------------------------------------------------------------------------------------------------
Total Market Capitalization
------------------------------------------------------------------------------------------------------------------------------------



                                              Balance            % of Total
                                        ------------------------------------
   Equity (Common & Preferred)           $   696,312,440            60.2%
   Debt                                      459,759,504            39.8%
                                        ------------------------------------
      Total Market Capitalization        $ 1,156,071,944           100.0%
                                        ====================================

------------------------------------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
------------------------------------------------------------------------------------------------------------------------------------



                                  Before Interest Rate Swaps                         After Interest Rate Swaps
                                  --------------------------                         -------------------------
                                Floating Rate      Fixed Rate    Interest Swaps   Floating Rate        Fixed Rate          Total
                                ----------------------------------------------------------------------------------------------------
Floating Rate Debt                 459,759,504              -      (150,000,000)     309,759,504                         309,759,504
Floating to Fixed Rate Swaps                                        150,000,000                         150,000,000      150,000,000
Preferred Equity                           -        169,000,000                              -          169,000,000      169,000,000
Common and CRA Equity                      -        527,312,440                              -          527,312,440      527,312,440
                                --------------------------------                 ---------------------------------------------------
Total Funding Sources              459,759,504      696,312,440                      309,759,504        846,312,440    1,156,071,944
                                ================================                 ===================================================
% of Total                                39.8%            60.2%                            26.8%              73.2%

------------------------------------------------------------------------------------------------------------------------------------
Dividend Yield
------------------------------------------------------------------------------------------------------------------------------------



                                                                     Yield on Period-
                                                                        End Market       % Tax-Exempt    Assumed 2001   Tax-Adjusted
                              for Quarter          Annualized            Price             Income          Tax Rate        Yield
                         -----------------------------------------------------------------------------------------------------------
1Q 2001 Dividend                 $0.275              $1.100               7.2%              96.0%           39.1%          11.7%
2Q 2001 Dividend                 $0.275              $1.100               6.9%              96.0%           39.1%          11.1%
3Q 2001 Dividend                 $0.290              $1.160               7.3%              96.0%           39.1%          11.7%

                                                            Page 8 of 20


[Graphic Omitted]

                                                              Third Quarter 2001
                                                    Supplemental Analyst Package

--------------------------------------------------------------------------------
                         BMA Indexed Debt Cost of Funds
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Yield Spread between Interest Rates on New Bond
               Acquisitions and Debt Cost of Funds since Inception


8.0% ---------------------------------------------------------------------------
     |                                                     ____
     |                                                /\  /    \____________
    -|                                           ____/  \/
     |                   ___________            /
     |                  /           \          /     Interest Rates on
7.0% --________________/-------------\--------/---------------------------------
     |                                \      /           New Bond
     |                                 \    /          Acquisitions
    -|                                  \  /
     |                                   \/
     |
6.0% ---------------------------------------------------------------------------
     |
     |
    -|
     |
     |
5.0% ---------------------------------------------------------------------------
     |
R    |
A    |
T   -|                                        /\              BMA Cost of Debt
E    |                                       /  \  /\              Index
     |                                      /    \/  \
4.0% --------------------------------------/----------\-------------------------
     | \      /\                          /            \
     |  \    /  \                  /\    /              \
    -|   \  /    \____            /  \  /                \    /\
     |    \/          \      /\  /    \/                  \  /  \
     |                 \    /  \/                          \/    \
3.0% -------------------\--/--------------------------------------\-------------
     |                   \/                                        \
     |                                                              \
    -|                                                               \
     |                                                                \
     |
2.0% ---------------------------------------------------------------------------
     |
     |
    -|
     |
     |
1.0% ---------------------------------------------------------------------------
        |    |    |    |    |    |    |    |    |    |    |   |   |   |   |   |
     Q4   Q1   Q2   Q3   Q4   Q1   Q2   Q3   Q4   Q1   Q2  Q3  Q4  Q1  Q2   Q3
     97   98   98   98   98   99   99   99   99   00   00  00  00  01  01   01

--------------------------------------------------------------------------------


Interest rates on new bond acquisitions have remained relatively constant throughout the economic and interest rate cycle, maintaining positive spread between CharterMac's debt cost of funds.

     - Although the yield curve was inverted during many of the quarters noted above, CharterMac was able to maintain relative stability on the interest rates on new bond acquisitions.
     - In 2000, the BMA average annual rate was at its highest in its 15 year history.


--------------------------------------------------------------------------------

                              BMA History & Trends


7.0% ---------------------------------------------------------------------------
     |
     |
    -|
     |
     |
6.0% ---------------------------------------------------------------------------
     |                                                           o
     |                                                           |
    -|                                               o           |
     |                                               |           |
     |    o                                          |           |
5.0% -----|------------------------------------------|-----------|--------------
     |    |                                          |           |
R    |    |                     o                    |           |
A    |    |                     |                    |           |
T   -|    |                     |                    |           |          o
E    |    |          o          |          o         |           |          |
     |    |          |          |          |         |          {|}         |
4.0% -----|----------|----------|----------|---------|-----------|----------|---
     |   {|}         |         {|}         |         |           |          |
     |    |__________|__________|__________|_________|___________|__________|
    -|    |          |          |          |         |           |          |
     |    |---------{|}---------|---------{|}--------|-----------|----------|
     |    |          |          |          |        {|}          |          |
3.0% -----|----------|----------o----------|---------| ----------|----------|---
     |    |          |                     |         |           o          |
     |    o          |                     o         |                     {|}
    -|               |                               |                      |
     |               o                               |                      |
     |                                               o                      |
2.0% -----------------------------------------------------------------------|---
     |                                                                      o
     |
    -|
     |
     |
1.0% ----------|----------|----------|----------|----------|----------|---------

        1995       1996       1997       1998       1999       2000       2001


  |-------------------------------------------------------------------------|
  |                                                                         |
  | o    Annual High         o    Annual Low          {}    Annual Average  |
  |                                                                         |
  | ________ Linear (5 Year Average)      -------- Linear (10 Year Average) |
  |                                                                         |
  |-------------------------------------------------------------------------|

--------------------------------------------------------------------------------


CharterMac's cost of debt is indexed on the BMA (Bond Market Association) index, a tax exempt, high grade cost of financing.

     - The BMA rate resets weekly; although it has volatility during the year, the average annual BMA rate has not significantly deviated from its five year average for the last six years.
     - Although the average annual BMA rate is not significantly volatile, CharterMac mitigates a portion of its floating rate interest rate risk with floating-to-fixed rate swaps.

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                           Last
                                                          Year of                                              Optional
                                                         Construc-  Partici-             Month/                 Redemp-
                                                           tion/     pating    Bond       Year        Call       tion       Maturity
Property                  Location       State    Units   Rehab(1)    Bond     Type     Acquired     Date(2)    Date(3)       Date
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village          Bloomington       MN       290     1989      No      80/20       Jul-87      Jan-10      Jan-05      Dec-27
Carrington Point         Los Banos         CA        80     1999      No      LIHTC       Sep-98      Oct-17      Oct-10      Sep-40
Casa Ramon               Orange County     CA        75     2001      No      LIHTC       Jul-00      Oct-16      Oct-16      Sep-35
Cedar Creek              McKinney          TX       250     1988      No      80/20       Dec-86      Oct-10      Oct-03      Oct-20
Cedar Pointe             Nashville         TN       210     1989      Yes     80/20       Apr-87      Nov-06      Mar-04      Apr-17
Cedarbrook               Hanford           CA        70     1999      No      LIHTC       Apr-98      May-17      Jun-10      May-40
Chapel Ridge at
 Texarkana               Texarkana         AR       144     2000      No      LIHTC       Sep-99      Oct-16      Oct-16      Sep-41
Clarendon Hills          Hayward           CA       285     1989      Yes     80/20       Dec-86      Dec-03      Dec-91      Dec-03
Crowne Pointe            Olympia           WA       160     1986      Yes     80/20       Dec-86      6 mo.       Sep-11      Aug-29
Cypress Run              Tampa             FL       408     1988      Yes     80/20       Aug-86      Dec-29      Dec-04      Dec-29
Del Monte Pines          Fresno            CA       366     2000      No      LIHTC       May-99      May-17      May-17      May-36
Douglas Pointe           Miami             FL       176       -       No      LIHTC       Sep-99      Oct-26      Oct-16      Sep-41
Falcon Creek             Indianapolis      IN       131     2000      No      LIHTC       Sep-98      Sep-16      Sep-10      Aug-38
Forest Hills             Garner            NC       136     2000      No      LIHTC       Dec-98      Jun-16      Jul-04      Jun-34
Fort Chaplin             Washington        DC       549     2000      No      LIHTC       Dec-99      Jan-16      Jan-16      Jan-36
Franciscan Riviera       Antioch           CA       129     2001      No      LIHTC       Aug-99      Apr-16      Apr-16      Aug-36
Garfield Park            Washington        DC        94     2000      No      LIHTC       Aug-99      Aug-17      Aug-17      Aug-31
Greenbriar               Concord           CA       199     2000      No      LIHTC       May-99      May-17      May-17      May-36
Gulfstream               Dania             FL        96     2000      No      LIHTC       Jul-98      Apr-16      Apr-10      Jul-38
Highland Ridge           St. Paul          MN       228     1989      Yes     80/20       Dec-86      Jun-10      Jun-03      Jun-18
Highpointe               Harrisburg        PA       240     1991      Yes     80/20       Jul-86      6 mo.       Jun-96      Jun-06
Highpointe               Harrisburg        PA         *       *       No      80/20       Nov-00      Jun-06        -         Jun-06
Lake Park                Turlock           CA       104     2000      No      LIHTC       Jun-99      Oct-15      Oct-16      Sep-35
Lakepoint                Atlanta           GA       360     1989      No      80/20       Nov-87      Jul-05      Jul-05      Jun-17
Lakes Edge at Walden     Miami             FL       400     2001      No      80/20       Jun-99      Jun-13      Jun-19      May-35
Lakes, The               Kansas City       MO       400     1989      Yes     80/20       Dec-86      Dec-06        -         Dec-06
Lexington Square         Clovis            CA       130     2000      No      LIHTC       Aug-98      Sep-17      Sep-10      Aug-40
Lexington Trails         Houston           TX       200     1997      No     501(c)3      Nov-00      May-07      May-06      May-22
Loveridge                Pittsburg         CA       148     1987      Yes     80/20       Nov-86      Jun-04      Jun-04      Nov-06
Mansions, The            Independence      MO       550     1987      No      80/20       May-86      Jan-11      Jan-06      Apr-25
Newport Village          Tacoma            WA       402     1987      Yes     80/20       Feb-87      6 mo.       Sep-06      Aug-29
North Glen               Atlanta           GA       284     1987      Yes     80/20       Sep-86      Jul-05      Jul-05      Jun-17
Northpointe Village      Fresno            CA       406     2000      No      LIHTC       Aug-98      Sep-17      Sep-10      Aug-40
Ocean Air                Norfolk           VA       434     2001      No      LIHTC       Apr-98      Jan-16      Jan-11      Nov-30
Orchard Hills            Tacoma            WA       176     1987      Yes     80/20       Dec-86      Jun-04      Jun-04      Aug-29
Orchard Mill             Atlanta           GA       238     1990      Yes     80/20       May-89      Jul-05      Jul-05      Jun-17
Pelican Cove             St. Louis         MO       402     1989      No      80/20       Feb-87      Oct-10      Oct-03      Oct-20
Phoenix                  Stockton          CA       186     2000      No      LIHTC       Apr-98      Nov-16      Nov-10      Oct-29
Reflections              Casselberry       FL       336     1995      Yes     80/20       Nov-00      Dec-05      Dec-04      Dec-25
River Run                Miami             FL       164     1987      Yes     80/20       Aug-87      6 mo.       Aug-97      Aug-07
Rolling Ridge            Chino Hills       CA       110     1996      Yes     80/20       Nov-00      Aug-06      Aug-05      Aug-26
Shannon Lake             Atlanta           GA       294     1988      Yes     80/20       Jun-87      Jul-05      Jul-05      Jun-17
Silvercrest              Clovis            CA       100     1999      No      LIHTC       Sep-98      Oct-17      Oct-10      Sep-40
Standiford               Modesto           CA       250     2001      No      LIHTC       Sep-99      Apr-16      Apr-16      Aug-36
Stonecreek               Clovis            CA       120     2000      No      LIHTC       Apr-98      May-17      May-10      Apr-40
Sunset Creek             Lancaster         CA       148     1989      No      80/20       Mar-88      Dec-09      Mar-98      Dec-19
Sunset Downs             Lancaster         CA       264     1987      No      80/20       Feb-87      Dec-09      Feb-97      Dec-19
Sunset Terrace           Lancaster         CA       184     1987      No      80/20       Feb-87      Dec-09      Feb-97      Dec-19


                                                                                                       Sept.
                                    Fair Value(4)                                Effective   Sept.     2001
                           Bond          at        Letter of   Stated    Future   Date of    2001      Unit    Unaudited
                           Par      September 30,   Credit    Interest  Interest  Future    Rental    Rental   Year 2000
Property                  Amount        2001        Put(5)     Rate(6)   Rate(7)  Rate(7)   Occup.     Rates     DSCR      Entity**
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village          17,000,000   17,327,000       -       7.500%      -        -        93.5%    400-2,398   1.62x      Owner
Carrington Point          3,375,000    3,067,000       -       6.375%      -        -       100.0%    448-565     1.17x      Owner
Casa Ramon                4,744,000    5,070,000       -       7.500%      -        -       100.0%    652-1086    1.53x      Owner
Cedar Creek               8,100,000    8,179,000       -       7.430%      -        -        95.1%    250-940     1.61x      Owner
Cedar Pointe              9,500,000    9,037,000       -       7.000%      -        -        87.9%    540-860     1.15x      Orig
Cedarbrook                2,840,000    2,881,000       -       7.125%      -        -       100.0%    418-517     1.06x      Owner
Chapel Ridge at
 Texarkana                5,800,000    5,813,000       -       7.375%      -        -        97.9%    320-685     1.26x      Owner
Clarendon Hills          17,600,000   13,879,000       -       5.520%      -        -        99.7%    619-1,700   1.44x      Orig
Crowne Pointe             5,075,000    5,000,000       -       7.250%      -        -        96.9%    485-845     1.36x      Owner
Cypress Run              15,402,428   12,231,000       -       5.500%      -        -        94.8%    485-855     1.50x      Orig
Del Monte Pines          11,000,000   10,686,000       -       6.800%      -        -        92.0%    388-544     1.38x      Owner
Douglas Pointe            7,100,000    6,754,000       -       7.000%      -        -        98.9%    504-604     1.21x     Equity
Falcon Creek              6,144,600    6,041,000       -       7.250%      -        -        92.4%    425-800     1.14x      Owner
Forest Hills              5,930,000    5,676,000       -       7.125%      -        -        85.3%    550-650     1.14x     Equity
Fort Chaplin             25,800,000   24,165,000       -       6.900%      -        -        96.3%    419-1,032   1.26x      Owner
Franciscan Riviera        6,587,500    6,705,000       -       7.125%      -        -        97.7%    500-872     1.59x     Equity
Garfield Park             3,260,000    3,212,000       -       7.250%      -        -        93.6%    585-946     1.57x      Orig
Greenbriar                9,585,000    9,414,000       -       6.875%      -        -        99.0%    750-1,100   1.52x      Owner
Gulfstream                3,500,000    3,433,000       -       7.250%      -        -        97.9%    502-633     1.08x      Owner
Highland Ridge           15,000,000   14,779,000       -       7.250%      -        -        98.7%    850-1,460   1.33x      Owner
Highpointe                8,900,000    5,708,000       -       8.500%      -        -        96.6%    450-830     1.00x     Issuer
Highpointe                3,250,000    3,975,000       -       9.000%      -        -         *          *        2.89x     Holding
Lake Park                 3,638,000    3,768,000       -       7.250%      -        -        99.0%    452-634     1.18x      Owner
Lakepoint                15,100,000   12,312,000       -       6.000%      -        -        91.6%    462-895     1.34x      Orig
Lakes Edge at Walden     14,850,000   13,925,000       -       6.900%      -        -       100.0%    618-944     1.50x     Equity
Lakes, The               13,650,000   10,858,000       -       4.870%      -        -        90.7%    495-700     1.87x      Orig
Lexington Square          3,850,000    3,497,000       -       6.375%      -        -       100.0%    393-471     1.36x      Orig
Lexington Trails          4,900,000    5,521,000       -       9.000%      -        -        95.4%    435-700     0.77x     Holding
Loveridge                 8,550,000    7,634,000       -       8.000%      -        -        93.9%    650-1,300   1.61x      Orig
Mansions, The            19,450,000   19,524,000       -       7.250%      -        -        92.8%    410-1,350   1.56x      Owner
Newport Village          13,000,000   12,808,000       -       7.250%      -        -        98.0%    376-690     1.49x      Owner
North Glen               12,400,000   12,638,000       -       7.500%      -        -        91.5%    575-1,010   1.21x      Owner
Northpointe Village      13,250,000   14,168,000       -       7.500%      -        -        94.8%    388-583     1.31x      Owner
Ocean Air                10,000,000    9,853,000       -       7.250%      -        -        92.4%    590-690     1.98x      Owner
Orchard Hills             5,650,000    5,567,000       -       7.250%      -        -       100.0%    475-815     1.52x      Owner
Orchard Mill             10,500,000   10,702,000       -       7.500%      -        -        93.7%    459-900     1.14x      Owner
Pelican Cove             18,000,000   17,735,000       -       7.250%      -        -        97.7%    390-725     1.44x      Owner
Phoenix                   3,250,000    3,264,000       -       7.125%      -        -        97.9%    395-721     1.73x      Owner
Reflections              10,700,000   13,087,000       -       9.000%      -        -        96.1%    280-780     1.34x      Owner
River Run                 7,200,000    7,828,000       -       8.000%      -        -        96.3%    351-1,034   1.51x      Owner
Rolling Ridge             4,925,000    6,332,000       -       9.000%      -        -        97.7%    830-1,005   1.55x      Owner
Shannon Lake             12,000,000   12,061,000       -       7.000%      -        -        98.2%    463-855     1.10x      Orig
Silvercrest               2,275,000    2,311,000       -       7.125%      -        -       100.0%    300-393     1.46x      Owner
Standiford                9,520,000    9,690,000       -       7.125%      -        -        96.8%    395-650     1.23x      Owner
Stonecreek                8,820,000    8,944,000       -       7.125%      -        -       100.0%    654-993     1.29x      Owner
Sunset Creek              8,275,000    6,475,000       -       5.477%      -        -        97.9%    460-869     1.54x     Equity
Sunset Downs             15,000,000   11,736,000       -       5.477%      -        -        96.6%    535-810     1.52x      Orig
Sunset Terrace           10,350,000    8,098,000       -       5.477%      -        -        96.7%    530-815     1.49x      Orig

                                                           Page 10 of 20

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                           Last
                                                          Year of                                              Optional
                                                         Construc-  Partici-             Month/                 Redemp-
                                                           tion/     pating    Bond       Year        Call       tion       Maturity
Property                  Location       State    Units   Rehab(1)    Bond     Type     Acquired     Date(2)    Date(3)       Date
------------------------------------------------------------------------------------------------------------------------------------
Sunset Village           Lancaster         CA       204     1989      No      80/20       Mar-88      Dec-09      Mar-98      Dec-19
Sycamore Woods           Antioch           CA       186     2000      No      LIHTC       May-99      May-17      May-17      May-36
Tallwood                 Virginia Beach    VA       120     2000      No      LIHTC       Sep-99      Nov-17      Oct-16      Oct-41
Thomas Lake              Eagan             MN       216     1988      No      80/20       Sep-86      Jan-10      Jan-05      Dec-27
Walnut Park Plaza        Philadelphia      PA       224     2000      No      LIHTC       Apr-00                  Apr-10      Oct-18
Williams Run             Dallas            TX       252     1986      No     501(c)3      Dec-00      Jan-11      Jan-14      Nov-40
Willow Creek             Ames              IA       138     1988      Yes     80/20       Feb-87      Jul-08      Jul-08      Jun-22
                                               ---------                                            --------------------------------
   Stabilized Properties -
    Subtotal / Weighted
    Average                                      12,446                                               Mar-12      Jun-07      Mar-26
                                               ---------                                            --------------------------------

Lease-Up Portfolio(8)
---------------------

Barnaby Manor            Washington        DC       124       -       No      LIHTC       Nov-99      May-17      May-17      May-32
Chapel Ridge at
 Little Rock             Little Rock       AR       128     2001      No      LIHTC       Aug-99      Aug-15      Aug-16      Aug-39
College Park             Naples            FL       210     2000      No      LIHTC       Jul-98      Jul-25      Jul-10      Jul-40
Hamilton Gardens         Hamilton          NJ       174     2001      No      LIHTC       Mar-99      Mar-17      Mar-10      Mar-35
Jubilee Courtyards       Florida City      FL        98     1999      No      LIHTC       Sep-98      Oct-25      Oct-10      Sep-40
Lake Jackson             Lake Jackson      TX       160     2000      No      LIHTC       Dec-98      Jan-18      Jan-11      Jan-41
Lenox  Park              Gainesville       GA       292     2000      No      LIHTC       Jul-99      Aug-21      Aug-16      Jul-41
Lewis Place              Gainesville       FL       112     2000      No      LIHTC       Jun-99      Jun-16      Jun-16      Jun-41
Madalyn Landing          Palm Bay          FL       304     2000      No      LIHTC       Nov-98      Dec-17      Nov-10      Nov-40
Mountain Ranch           Austin            TX       196     2001      No      LIHTC       Dec-98      Jan-18      Jan-01      Jan-41
Summer Lake              Davie             FL       108     2001      No      LIHTC       Mar-00      Apr-27      Apr-27      Mar-42
Village Green            Merced            CA         *       *       No      LIHTC       Aug-00        *           *         Aug-14
Village Green            Merced            CA       128       -       No      LIHTC       Aug-00      Jan-17      Jan-17      Jan-37
                                               ---------                                            --------------------------------
   Lease-Up - Subtotal/
    Weighted Average                              1,910     1866                                      Feb-20      Jul-12      Apr-40
                                               ---------                                            --------------------------------

Construction Bond Portfolio(9)
------------------------------

Arbors at Creekside      Austin            TX       176       -       No      LIHTC       Jun-01      Jun-18      Jun-18      May-41
Armstrong Farm           Jeffersonville    IN       168       -       No      LIHTC       Oct-00      Oct-17      Oct-17      Oct-40
Bay Colony               League City       TX       248       -       No      LIHTC       Aug-00      Aug-17      Jul-17      Aug-42
Belmont Heights
 Estates                 Tampa             FL       201       -       No      LIHTC       Jun-01      Jun-18      Jun-18      Jun-43
Blufffview               Denton            TX       250       -       No      LIHTC       May-01      May-18      May-18      May-41
Blunn Creek              Austin            TX       280       *       No      LIHTC       Aug-01      Jul-18      Jul-18      Jul-41
Chandler Creek           Round Rock        TX       216       -       No     501(c)3      Oct-00      Dec-17      Dec-17      Nov-42
Chapel Ridge at
 Claremore               Claremore         OK       104       -       No      LIHTC       Oct-00      Oct-17      Oct-17      Oct-42
Chapel Ridge at
 Lowell                  Lowell            AR       126       -       No      LIHTC       May-01      Oct-01      May-01      May-02
Cobb Park                Ft. Worth         TX       172       -       No      LIHTC       Jul-01      Aug-18      Aug-18      Jul-41
Columbia at Bells
 Ferry                   Cherokee Co.      GA       272       -       No      LIHTC       Apr-00      Apr-17      Apr-17      Apr-42
Grace Townhomes          Ennis             TX       112       -       No      LIHTC       May-00      Jun-17      Jun-17      Jun-42
Grandview Forest         Durham            NC        92       -       No      LIHTC       Dec-00      Feb-18      Feb-18      Jan-43
Greenbridge at
 Buckingham              Richardson        TX       242       -       No     501(c)3      Nov-00      Mar-17      Mar-17      Nov-40
Hidden Grove             Miami             FL       222       -       No      LIHTC       Sep-00      Oct-17      Oct-17      Oct-42
Knollwood Villas         Denton            TX       264       -       No      LIHTC       May-01      May-18      May-18      May-41
Lakemoor                 Durham            NC       160       -       No      LIHTC       Dec-99      Jan-17      Jan-17      Dec-41
Lakewood Terrace         Belton            MO       152       *       No      LIHTC       Aug-01      Feb-19      Feb-19      Aug-41
Magnolia Arbors          Covington         GA       250       -       No      LIHTC       Apr-01      May-18      May-08      Apr-23
Marsh Landing            Portsmouth        VA       250       -       No      LIHTC       May-98      Jul-17      Jul-10      Jul-30
Midtown Square           Columbus          GA       144       -       No      LIHTC       Jun-01      Jun-21      Jun-08      May-43
Newark Commons           New Castle        DE       220       -       No      LIHTC       May-00      May-18      Nov-17      May-43
Oaks at Hampton          Dallas            TX       250       -       No      LIHTC       Apr-00      Mar-27      Mar-17      Mar-40


                                                                                                       Sept.
                                    Fair Value(4)                                Effective   Sept.     2001
                           Bond          at        Letter of   Stated    Future   Date of    2001      Unit    Unaudited
                           Par      September 30,   Credit    Interest  Interest  Future    Rental    Rental   Year 2000
Property                  Amount        2001        Put(5)     Rate(6)   Rate(7)  Rate(7)   Occup.     Rates     DSCR      Entity**
------------------------------------------------------------------------------------------------------------------------------------
Sunset Village           11,375,000     8,900,000     -        5.477%      -         -       93.0%    520-840     1.38x     Equity
Sycamore Woods            9,415,000     9,247,000     -        6.875%      -         -       97.8%    575-1,003   1.61x      Owner
Tallwood                  6,205,000     6,114,000     -        7.250%      -         -       95.8%    597-680     1.31x     Equity
Thomas Lake              12,975,000    13,224,000     -        7.500%      -         -       95.8%    830-1,300   1.54x      Owner
Walnut Park Plaza         5,500,000     5,580,000     -        7.500%      -         -       84.8%    597-650     1.02x      Owner
Williams Run             12,650,000    12,554,000     -        7.650%      -         -       80.2%    554-751     0.98x      Orig
Willow Creek              6,100,000     6,010,000     -        7.250%      -         -      100.0%    565-810     0.95x      Owner
                        --------------------------         -----------                    --------                -----
   Stabilized Properties -
    Subtotal / Weighted
    Average             518,816,528   494,997,000              6.976%                        95.2%                1.40x
                        --------------------------        -----------                      -------                -----

Lease-Up Portfolio(8)
---------------------

Barnaby Manor             4,500,000     4,510,000    Yes       7.375%      -         -       87.0%    850-975       -       Equity
Chapel Ridge at
 Little Rock              5,600,000     5,409,000     -        7.125%      -         -       93.7%       -          -        Owner
College Park             10,100,000     9,926,000     -        7.250%      -         -       96.6%    451-780       -        Owner
Hamilton Gardens          6,400,000     6,159,000     -        7.125%      -         -       95.4%    625-730       -       Equity
Jubilee Courtyards        4,150,000     3,914,000     -        7.125%      -         -       99.0%    525-710       -        Owner
Lake Jackson             10,934,000    10,393,000     -        7.000%      -         -       91.2%    550-1,095     -        Owner
Lenox  Park              13,000,000    12,013,000     -        6.800%      -         -       95.2%    431-620       -       Equity
Lewis Place               4,000,000     3,669,000     -        7.000%      -         -       92.7%    529-642       -       Equity
Madalyn Landing          14,000,000    13,303,000     -        7.000%      -         -       90.4%    425-599       -        Owner
Mountain Ranch            9,128,000     8,832,000     -        7.125%      -         -       69.4%    586-814       -       Equity
Summer Lake               5,600,000     5,632,000     -        7.400%      -         -       99.1%       -          -        Orig
Village Green               503,528       539,000    No        7.500%      -         -         *         *          -        Owner
Village Green             3,078,000     3,298,000    No        7.500%      -         -       99.2%    380-485       -        Owner
                        --------------------------        -----------                  -----------                -----
   Lease-Up - Subtotal/
    Weighted Average     86,493,528    83,087,000              7.082%                        92.1%                  NAP
                        --------------------------        -----------                  -----------                -----

Construction Bond Portfolio(9)
------------------------------

Arbors at Creekside       8,600,000     8,765,000   Yes        8.500%     7.500%  Sep-02       -         -          -       Equity
Armstrong Farm            8,246,000     8,405,000   Yes        7.500%      -         -         -         -          -       Equity
Bay Colony               10,100,000    10,294,000   Yes        7.500%      -         -         -         -          -       Equity
Belmont Heights
 Estates                  7,850,000     8,108,000   No         8.150%     7.600%  Mar-03       -         -          -       Equity
Blufffview               10,700,000    11,051,000   No         8.600%     7.600%  Aug-02       -         -          -       Equity
Blunn Creek              15,000,000    15,000,000   No         7.900%     7.400%  Nov-02       -         -          -       Equity
Chandler Creek           15,850,000    15,627,000   Yes        8.500%     7.600%  Nov-02       -         -          -       Equity
Chapel Ridge at
 Claremore                4,100,000     4,179,000   Yes        7.500%      -         -         -         -          -       Equity
Chapel Ridge at
 Lowell                   5,500,000     5,531,000   No         5.500%     7.900%  May-02       -         -          -       Equity
Cobb Park                 7,500,000     7,500,000   No         7.900%                          -         -          -       Equity
Columbia at Bells
 Ferry                   13,000,000    13,073,000   Yes        7.400%      -         -         -         -          -        Owner
Grace Townhomes           5,225,600     5,326,000   Yes        7.500%      -         -         -         -          -       Equity
Grandview Forest          5,483,907     5,589,000   Yes        8.500%     7.500%  Jan-03       -         -          -       Equity
Greenbridge at
 Buckingham              19,735,000    18,945,000   Yes        7.400%      -         -         -         -          -       Equity
Hidden Grove              8,600,000     8,648,000   Yes        7.400%      -         -         -         -          -       Equity
Knollwood Villas         13,750,000    14,201,000   No         8.600%     7.600%  Aug-02       -         -          -       Equity
Lakemoor                  9,000,000     8,867,000   Yes        7.250%      -         -         -         -          -       Equity
Lakewood Terrace          7,650,000     7,650,000   Yes        7.900%     7.400%  Oct-02       -         -          -       Equity
Magnolia Arbors          12,500,000    12,740,000   Yes        7.500%      -         -         -         -          -       Equity
Marsh Landing             6,050,000     5,923,000   No         7.250%      -         -         -         -          -        Owner
Midtown Square            5,600,000     5,632,000   Yes        7.400%      -         -         -         -          -       Equity
Newark Commons           14,300,000    14,186,000   Yes        7.300%      -         -         -         -          -        Owner
Oaks at Hampton           9,535,000     9,330,000   No         7.200%      -         -         -         -          -       Equity

                                                           Page 11 of 20

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                           Last
                                                          Year of                                              Optional
                                                         Construc-  Partici-             Month/                 Redemp-
                                                           tion/     pating    Bond       Year        Call       tion       Maturity
Property                  Location       State    Units   Rehab(1)    Bond     Type     Acquired     Date(2)    Date(3)       Date
------------------------------------------------------------------------------------------------------------------------------------
Palm Terrace             Auburn            CA        80       *       No      LIHTC       Aug-01      Aug-18                  Jul-41
Parks at
 Westmoreland            DeSoto            TX       250       -       No      LIHTC       Jul-00      Jul-17      Jul-17      Jul-40
Princess Anne House      Virginia Beach    VA       186       -       No      LIHTC       Apr-00      Apr-25      Apr-16      Apr-42
Red Hill Villas          Round Rock        TX       168       -       No      LIHTC       Dec-00      Dec-17      Dec-17      Dec-40
Running Brook            Miami             FL       186       -       No      LIHTC       Sep-00      Jan-27      Jan-18      Dec-42
San Marcos               San Marcos        TX       156       -       No      LIHTC       May-00      Mar-17      Mar-17      Mar-42
Southwest Trails         Austin            TX       160       -       No      LIHTC       Aug-00      Jun-17      Jun-17      Jun-42
Woods Edge               Charlottesville   VA        97       -       No      LIHTC       Nov-00      Nov-17      Nov-17      Nov-40
                                               ---------                                            --------------------------------
   Construction -
    Subtotal/Weighted
    Average                                       5,854                                               Jun-18      Sep-16      Jan-40
                                               ---------                                            --------------------------------

Rehabilitation Bond Portfolio(10)
--------------------------------

Autumn Ridge             San Marcos        CA       192       -       No      LIHTC       Aug-00      Aug-27      Aug-17      Jul-37
King's Village           Pasadena          CA       313       -       No      LIHTC       Jul-00      Dec-16      Dec-16      Dec-36
Millpond Village         East Windsor      CT       360       -       No      LIHTC       Dec-00        -           -         Dec-31
Oakwood Manor            Little Rock       AR       200       -       No      LIHTC       Jun-01      Dec-17      Dec-17      Nov-37
Oakwood Manor            Little Rock       AR         *       -       No      LIHTC       Jun-01                              Nov-11
Park Sequoia             San Jose          CA        81       -       No      LIHTC       Oct-00      Mar-17      Mar-17      Mar-37
Sherwood Lake            Tampa             FL       149       -       No      LIHTC       Apr-01      Nov-17      Nov-17      Sep-37
South Congress           Austin            TX       172       -       No      LIHTC       May-00      Oct-16      Oct-16      Sep-36
Walnut Creek             Austin            TX         *       *       No      LIHTC       May-00        *           *         May-14
Walnut Creek             Austin            TX        98       -       No      LIHTC       May-00      Oct-16      Oct-16      Sep-36
                                               ---------                                            --------------------------------
   Rehab Bonds - Subtotal/
    Weighted Average                              1,565                                               Jan-19      Mar-17      Oct-35
                                               ---------                                            --------------------------------
      Subtotal- Tax-Exempt
       First Mortgage Bonds                      21,899                                               Jan-16      Mar-12      Dec-33
                                               ---------                                            --------------------------------

Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------

Chandler Creek           Round Rock        TX         *       *       No     501(c)3      Oct-00                              Dec-42
Cobb Park                Ft. Worth         TX         *       -       No      LIHTC       Jul-01                              Nov-10
Greenbriar               Concord           CA         *       *       No      LIHTC       May-99                              May-36
Greenbridge at
 Buckingham              Richardson        TX         *       *       No     501(c)3      Nov-00                              Feb-07
Lake Park                Turlock Park      CA         *       *       No      LIHTC       Jun-99                              Sep-35
Lakes Edge at Walden     Miami             FL         *       *       No      80/20       Jun-99                              Aug-10
Magnolia Arbors          Covington         GA         *       -       No      LIHTC       Apr-01                  May-08      Jul-18
Midtown Square           Columbus          GA         *       -       No      LIHTC       Jun-01                  Jun-08      Feb-14
Oaks at Hampton          Dallas            TX         *       *       No      LIHTC       Apr-00                              May-10
Oakwood Manor            Little Rock       AR         *       -       No      LIHTC       Jun-01                  Dec-17      Jan-09
Parks at
 Westmoreland            DeSoto            TX         *       *       No      LIHTC       Jul-00                              Nov-09
Princess Anne House      Virginia Beach    VA         *       *       No      LIHTC       Apr-00                              Jan-06
Red Hill Villas          Round Rock        TX         *       *       No      LIHTC       Dec-00                              Jul-01
Williams Run             Dallas            TX         *       *       No     501(c)3      Dec-00                              Jul-04
                                               ---------                                            --------------------------------
   Taxable Bonds -
    Subtotal/Weighted
    Average                                          -                                                                        Mar-19
                                               ---------                                            --------------------------------
      Total First Mortgage Bonds                  21,899                                                                      Jul-31
                                               ---------                                            --------------------------------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------


                                                                                                       Sept.
                                    Fair Value(4)                                Effective   Sept.     2001
                           Bond          at        Letter of   Stated    Future   Date of    2001      Unit    Unaudited
                           Par      September 30,   Credit    Interest  Interest  Future    Rental    Rental   Year 2000
Property                  Amount        2001        Put(5)     Rate(6)   Rate(7)  Rate(7)   Occup.     Rates     DSCR      Entity**
------------------------------------------------------------------------------------------------------------------------------------
Palm Terrace              6,002,381     6,002,000      Yes      7.900%    7.400%  Dec-02       -         -          -       Equity
Parks at Westmoreland     9,535,000    11,014,000      Yes      8.500%    7.500%  Oct-01       -         -          -       Equity
Princess Anne House       7,500,000     7,644,000      Yes      7.500%      -        -         -         -          -       Equity
Red Hill Villas           9,900,000     9,956,000      No       8.400%    7.400%  Dec-02       -         -          -       Equity
Running Brook             8,495,000     8,543,000      Yes      7.400%      -        -         -         -          -       Equity
San Marcos                7,231,000     7,247,000      Yes      7.375%      -        -         -         -          -         Orig
Southwest Trails          6,500,000     6,492,000      Yes      7.350%      -        -         -         -          -       Equity
Woods Edge                4,850,000     4,943,000      No       7.800%    7.500%  Nov-02       -         -          -       Equity
                        --------------------------         -----------                    --------                -----
   Construction -
    Subtotal/Weighted
      Average           283,888,888   286,411,000               7.741%                        NAP                   NAP
                        --------------------------         -----------                    --------                -----

Rehabilitation Bond Portfolio(10)
---------------------------------

Autumn Ridge              9,304,230    10,168,000      No       7.650%      -        -       98.4%    569-930       -        Owner
King's Village           17,650,000    18,911,000      No       8.500%    7.500%  Oct-01     87.5%    456-855       -        Owner
Millpond Village         14,300,000    14,672,000      No       8.550%    7.550%  Nov-01     91.4%    477-1,020     -       Equity
Oakwood Manor             5,010,000     5,208,000      No       8.500%    7.650%  Sep-02       -         -          -       Equity
Oakwood Manor               440,000       457,000      No       7.650%      -        -         *         *          -       Equity
Park Sequoia              6,740,000     7,221,000      No       7.500%      -        -       90.1%    799-1,350     -        Owner
Sherwood Lake             4,100,000     4,151,000      No       8.450%    7.450%     -         -         -          -       Equity
South Congress            6,300,000     6,421,000      No       7.500%      -        -       97.7%    303-504       -        Owner
Walnut Creek                360,000       343,000      No       7.500%      -        -         *         *          -        Owner
Walnut Creek              3,240,000     3,302,000      No       7.500%      -        -       77.3%    338-556       -        Owner
                        --------------------------         -----------                    --------                -----
   Rehab Bonds -
    Subtotal/
    Weighted Average     67,444,230    70,854,000               8.138%                       91.1%                  NAP
                        --------------------------         -----------                    --------                -----
      Subtotal-
       Tax-Exempt
       First Mortgage
       Bonds            961,143,174   939,859,000               7.260%
                        --------------------------         -----------

Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------

Chandler Creek              350,000       359,000      Yes      9.750%    9.250%  Nov-02       *         *          *       Issuer
Cobb Park                   285,000       285,000      No       9.500%      -        -         *         *          *       Issuer
Greenbriar                2,015,000     1,909,000       -       9.000%      -        -         *         *          *       Issuer
Greenbridge at
 Buckingham                 350,000       368,000      Yes     10.000%      -        -         *         *          *       Issuer
Lake Park                   375,000       355,000       -       9.000%      -        -         *         *          *       Issuer
Lakes Edge at Walden      1,400,000     1,621,000       -      11.000%      -        -         *         *          *       Issuer
Magnolia Arbors           1,000,000       942,000      Yes      8.950%      -        -         *         *          *       Issuer
Midtown Square              235,000       221,000      Yes      8.950%      -        -         *         *          *       Issuer
Oaks at Hampton             525,000       497,000      No       9.000%      -        -         *         *          *       Issuer
Oakwood Manor               765,000       765,000      No       9.500%      -        -         *         *          *       Issuer
Parks at Westmoreland       455,000       431,000      Yes      9.000%      -        -         *         *          *       Issuer
Princess Anne House         125,000       125,000      Yes      9.500%      -        -         *         *          *       Issuer
Red Hill Villas             400,000       400,000      No       9.500%      -        -         *         *          *       Issuer
Williams Run                200,000       195,000       -       9.250%      -        -         *         *          *       Issuer
                        --------------------------         -----------
   Taxable Bonds -
    Subtotal/Weighted
    Average              8,480,000     8,473,000               9.494%
                        --------------------------         -----------
      Total First
       Mortgage Bonds   969,623,174   948,332,000               6.648%
                        --------------------------         -----------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------

                                                           Page 12 of 20

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                           Last
                                                          Year of                                              Optional
                                                         Construc-  Partici-             Month/                 Redemp-
                                                           tion/     pating    Bond       Year        Call       tion       Maturity
Property                  Location       State    Units   Rehab(1)    Bond     Type     Acquired     Date(2)    Date(3)       Date
------------------------------------------------------------------------------------------------------------------------------------
Draper Lane              Silver Spring     MD       406               No   Subordinate    Feb-01      Mar-06                  Mar-40
Museum Tower             Philadelphia      PA       286               No   Subordinate    Nov-00                  Sep-10      Dec-26
Park at Landmark         Alexandria        VA       396               No   Subordinate    Sep-00                  Jul-05      Dec-29
                                               ---------                                            --------------------------------
   Subordinate Bonds -
    Subtotal/Weighted
    Average                                       1,088                                               Mar-06      Jul-07      Jun-33
                                               ---------                                            --------------------------------
       Total Revenue Bonds                       22,987                                               Dec-15      Mar-12      Oct-33
                                               =========                                            ================================


                                                                                                       Sept.
                                    Fair Value(4)                                Effective   Sept.     2001
                           Bond          at        Letter of   Stated    Future   Date of    2001      Unit    Unaudited
                           Par      September 30,   Credit    Interest  Interest  Future    Rental    Rental   Year 2000
Property                  Amount        2001        Put(5)     Rate(6)   Rate(7)  Rate(7)   Occup.     Rates     DSCR      Entity**
------------------------------------------------------------------------------------------------------------------------------------
Draper Lane              11,000,000    11,000,000      -       10.000%      -        -      NAP        NAP          -       Equity
Museum Tower              6,000,000     6,000,000      -        8.250%      -        -      NAP        NAP          -       Equity
Park at Landmark          9,500,000     9,500,000      -        8.750%      -        -      NAP        NAP          -       Equity

                        --------------------------         -----------
Subordinate Bonds -
  Subtotal / Wieghted
  Average                26,500,000    26,500,000      -        9.156%
                        --------------------------         -----------
Total Revenue Bonds     996,123,174   974,832,000               7.330%
                        ==========================         ===========

Notes:

   For further information regarding the bond portfolio and other specifics regarding each bond, please refer to the CharterMac 10-K and 10-Q filings.
   * Not applicable to avoid duplication with another related bond.
   ** Entity identification:
         "Equity" - CharterMac Equity Issuer Trust
         "Holding" - CharterMac Holding Trust
         "Issuer" - Charter Municipal Mortgage Acceptance Company
         "Orig" - CharterMac Origination Trust
         "Owner" - CharterMac Owner Trust and its sub-Series Trusts
   N/A - Not Available at this time
   NAP - Not Applicable
   1  Represents   the   latest   year  of   fully   complete   construction  or
      rehabilitation.
   2 The call date is a call date to the borrower at which point the Company can call the bond due and payable. For those properties past the call date, six months notice must be given by the Company to call the bond due and payable. If no call date is specified, the maturity date is assumed.
   3 The earliest date at which the borrower may prepay the underlying mortgage securing the Revenue Bonds without penalty.
   4 The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
   5 The Underlying Property is under construction or undergoing substantial rehabilitation. Such Revenue Bonds are additionally secured by a letter of credit issued by an "A" rated or better financial institution. In the event it is not completed in a timely manner, the Company may "put" the Revenue Bond to the construction lender at par. "Expired" letters of credit indicate that the construction or rehab phase is complete and that the property is in the lease-up stage to stabilization.
   6 The stated interest rate represents the coupon rate of the Revenue Bond, at December 31, 2000.
   7 Represents a future interest rate, generally after the property is no longer in construction or rehabilitation. In some cases the future rate is date specific and in other cases it is defined as upon completion of construction or rehabilitation (post construction period or "Post CP").
   8 Represents properties that have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.
   9 Properties in the construction portfolio include properties still under construction. Recently completed properties in the process of lease up to stabilization are excluded. Occupancy and rental ranges are presented if units or buildings come on line during phased construction.
   10 Generally, properties in the rehab portfolio do not have 100% of their units down during the rehab process. Rehab is generally performed in phases and thus current occupancy and rental ranges are presented for rehab properties, as applicable.


[Graphic Omitted]

                                                                                                                  Third Quarter 2001


                                        Revenue Bond Portfolio Statistical Analysis
                                           (unaudited, dollars in thousands)


                                                 ------------------  ----------------------   -----------------------
                                                                                                  Fair Value at
                                                       Units          Face Amount of Bond       September 30, 2001
                                                 ------------------  ----------------------   -----------------------

                                                                                                                          Minimum
                                         Number                                                                           Stated
                                        of Bonds  Number % of Total   $ Amount   % of Total    $ Amount    % of Total  Interest Rate
                                        -------- ------------------  ----------------------   ----------------------- --------------
By Region:
   East                                     48     10,062     43.8%   399,736,335     40.1%     389,545,000     40.0%      7.45%
   Central                                  46      7,649     33.3%   358,769,200     36.0%     357,743,000     36.7%      7.56%
   West                                     32      5,276     23.0%   237,617,639     23.9%     227,544,000     23.3%      6.97%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============

By State:
   Arkansas                                  6        598      2.6%    23,115,000      2.3%      23,183,000      2.4%      7.19%
   California                               29      4,538     19.7%   213,892,639     21.5%     204,169,000     20.9%      6.93%
   Connecticut                               1        360      1.6%    14,300,000      1.4%      14,672,000      1.5%      8.55%
   Delaware                                  1        220      1.0%    14,300,000      1.4%      14,186,000      1.5%      7.30%
   Florida                                  16      3,170     13.8%   127,047,428     12.8%     124,773,000     12.8%      7.29%
   Georgia                                  10      2,134      9.3%    95,335,000      9.6%      92,334,000      9.5%      7.10%
   Indiana                                   2        299      1.3%    14,390,600      1.4%      14,446,000      1.5%      7.39%
   Iowa                                      1        138      0.6%     6,100,000      0.6%       6,010,000      0.6%      7.25%
   Maryland                                  1        406      1.8%    11,000,000      1.1%      11,000,000      1.1%     10.00%
   Minnesota                                 3        734      3.2%    44,975,000      4.5%      45,330,000      4.7%      7.42%
   Missouri                                  4      1,504      6.5%    58,750,000      5.9%      55,767,000      5.7%      6.78%
   New Jersey                                1        174      0.8%     6,400,000      0.6%       6,159,000      0.6%      7.13%
   North Carolina                            3        388      1.7%    20,413,907      2.0%      20,132,000      2.1%      7.55%
   Oklahoma                                  1        104      0.5%     4,100,000      0.4%       4,179,000      0.4%      7.50%
   Pennsylvania                              4        750      3.3%    23,650,000      2.4%      21,263,000      2.2%      8.27%
   Tennessee                                 1        210      0.9%     9,500,000      1.0%       9,037,000      0.9%      7.00%
   Texas                                    29      4,272     18.6%   207,338,600     20.8%     208,828,000     21.4%      7.87%
   Virginia                                  7      1,483      6.5%    44,230,000      4.4%      44,102,000      4.5%      7.68%
   Washington                                3        738      3.2%    23,725,000      2.4%      23,375,000      2.4%      7.25%
   Washington, DC                            3        767      3.3%    33,560,000      3.4%      31,887,000      3.3%      7.00%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============

By Bond Type:
   LIHTC                                    86     13,500     58.7%   584,310,746     58.7%     585,573,000     60.1%      7.52%
   501(c)3                                   7        910      4.0%    54,035,000      5.4%      53,569,000      5.5%      7.97%
   80/20                                    30      7,489     32.6%   331,277,428     33.3%     309,190,000     31.7%      6.87%
   Subordinate                               3      1,088      4.7%    26,500,000      2.7%      26,500,000      2.7%      9.16%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============

By Property Status:
   Stabilized                               62     13,534     58.9%   549,306,528     55.1%     525,577,000     53.9%      7.09%
   Lease-up                                 13      2,034      8.8%    90,993,528      9.1%      87,597,000      9.0%      7.13%
   Construction                             40      5,854     25.5%   287,613,888     28.9%     290,039,000     29.8%      7.76%
   Rehab                                    11      1,565      6.8%    68,209,230      6.8%      71,619,000      7.3%      8.30%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============

Construction Risk Mitigated
 with Letters of Credit:
   Letter of Credit in Place                27      3,796     64.8%   195,768,888     68.1%     197,314,000     68.0%      7.69%
   Does/did not have Letter of Credit       13      2,058     35.2%    91,845,000     31.9%      92,725,000     32.0%      7.92%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total Construction Bonds              40      5,854    100.0%   287,613,888    100.0%     290,039,000    100.0%      7.76%
                                        ======== ==================  ======================   ======================= ==============



                                         ----------------------------------   ----------------------
                                                                                   Annualized
                                          Pertinent Weighted Average Dates        Base Interest
                                         ----------------------------------   ----------------------

                                                       Optional                                           Occupancy       DSCR on
                                                      Redemption    Maturity                            on Stabilized   Stabilized
                                         Call Date       Date         Date     $ Amount   % of Total      Properties    Properties
                                         ---------   -----------   ---------  -----------------------   -------------- -------------
By Region:
   East                                    Apr-16      Jun-11        Mar-32    29,425,591      42.0%             94.3%        1.34x
   Central                                 Dec-14      Sep-12        Nov-33    24,703,645      35.3%             93.7%        1.42x
   West                                    Mar-14      Aug-08        Aug-29    15,864,087      22.7%             97.1%        1.44x
                                         ---------   -----------   ---------  -----------------------   -------------- -------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%             95.2%        1.40x
                                         =========   ===========   =========  =======================   ============== =============

By State:
   Arkansas                                Dec-12      Apr-13        May-29     1,661,435       2.4%             97.9%        1.26x
   California                              Mar-14      Aug-08        Aug-29    14,144,025      20.2%             96.9%        1.44x
   Connecticut                               N/A         N/A         Dec-31     1,222,650       1.7%               N/A          N/A
   Delaware                                May-18      Nov-17        May-43     1,043,900       1.5%               N/A          N/A
   Florida                                 Apr-20      Sep-12        Oct-35     9,259,126      13.2%             97.2%        1.41x
   Georgia                                 Jan-12      Mar-09        May-26     6,771,933       9.7%             93.7%        1.21x
   Indiana                                 Apr-17      Sep-14        Nov-39     1,063,934       1.5%             92.4%        1.14x
   Iowa                                    Jul-08      Jul-08        Jun-22       442,250       0.6%            100.0%        0.95x
   Maryland                                Mar-06      Mar-06        Mar-40     1,100,000       1.6%               N/A          N/A
   Minnesota                               Mar-10      Jun-04        Oct-24     3,335,625       4.8%             95.8%        1.50x
   Missouri                                Jan-11      Apr-07        Oct-21     3,379,880       4.8%             93.6%        1.60x
   New Jersey                              Mar-17      Mar-10        Mar-35       456,000       0.7%               N/A          N/A
   North Carolina                          Feb-17      Aug-13        Jan-40     1,541,145       2.2%             85.3%        1.14x
   Oklahoma                                Oct-17      Oct-17        Oct-42       307,500       0.4%               N/A          N/A
   Pennsylvania                            Jun-06      May-04        Jul-14     1,620,000       2.3%             90.9%        1.35x
   Tennessee                               Nov-06      Mar-04        Apr-17       665,000       1.0%             87.9%        1.15x
   Texas                                   May-17      Aug-15        Jul-39    14,513,021      20.7%             89.8%        1.14x
   Virginia                                Nov-18      Mar-12        Feb-35     3,397,413       4.9%             93.1%        1.72x
   Washington                                N/A       Dec-08        Aug-29     1,720,063       2.5%             98.2%        1.47x
   Washington, DC                          May-16      May-16        Feb-35     2,348,425       3.4%             95.9%        1.29x
                                         ---------   -----------   ---------  -----------------------   -------------- -------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%             95.2%        1.40x
                                         =========   ===========   =========  =======================   ============== =============

By Bond Type:
   LIHTC                                   Jun-18      Mar-15        Apr-38    41,070,885      58.7%             95.4%        1.36x
   501(c)3                                 Jan-15      Aug-15        Jun-39     4,303,990       6.1%             86.9%        0.92x
   80/20                                   Jul-09      Oct-03        Mar-20    22,192,198      31.7%             95.5%        1.44x
   Subordinate                             Mar-06      Dec-06        Jun-33     2,426,250       3.5%               N/A          N/A
                                         ---------   -----------   ---------  -----------------------   -------------- -------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%             95.2%        1.40x
                                         =========   ===========   =========  =======================   ============== =============

By Property Status:
   Stabilized                              Feb-12      Jul-07        Jul-26    38,411,421      54.9%             95.2%        1.40x
   Lease-up                                Dec-19      Oct-12        Nov-39     6,483,392       9.3%               N/A          N/A
   Construction                            Jun-18      Aug-16        Sep-39    19,437,236      27.8%               N/A          N/A
   Rehab                                   Jan-19      Mar-17        Jun-35     5,661,273       8.1%               N/A          N/A
                                         ---------   -----------   ---------  -----------------------   -------------- -------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%             95.2%        1.40x
                                         =========   ===========   =========  =======================   ============== =============

Construction Risk Mitigated
 with Letters of Credit:
   Letter of Credit in Place               Aug-18      Jan-13        Aug-40    13,971,966      71.9%               N/A          N/A
   Does/did not have Letter of Credit      Mar-18      Aug-16        Nov-37     5,465,270      28.1%               N/A          N/A
                                         ---------   -----------   ---------  -----------------------   -------------- -------------
      Total Construction Bonds             Jun-18      Mar-14        Sep-39    19,437,236     100.0%               N/A          N/A
                                         =========   ===========   =========  =======================   ============== =============

                                                            Page 14 of 20

[Graphic Omitted]

                                                                                                                  Third Quarter 2001
                                        Revenue Bond Portfolio Statistical Analysis
                                           (unaudited, dollars in thousands)

                                                 ------------------  ----------------------   -----------------------
                                                                                                  Fair Value at
                                                       Units          Face Amount of Bond       September 30, 2001
                                                 ------------------  ----------------------   -----------------------

                                                                                                                         Minimum
                                         Number                                                                           Stated
                                        of Bonds  Number % of Total   $ Amount   % of Total    $ Amount    % of Total  Interest Rate
                                        -------- ------------------  ----------------------   ----------------------- --------------

By Participating Features:
   Participating                            16      4,073     17.7%   167,602,428     16.8%     158,525,000     16.3%      6.98%
   Non-Participating                       110     18,914     82.3%   828,520,746     83.2%     816,307,000     83.7%      7.45%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============

By Year-Acquired:
   Pre-1998                                 25      6,643     28.9%   296,152,428     29.7%     270,250,000     27.7%      6.71%
   1998                                     17      3,107     13.5%   117,596,600     11.8%     115,426,000     11.8%      7.13%
   1999                                     21      3,707     16.1%   159,050,500     16.0%     154,005,000     15.8%      7.07%
   2000                                     44      6,680     29.1%   299,836,265     30.1%     309,942,000     31.8%      7.95%
   2001                                     19      2,850     12.4%   123,487,381     12.4%     125,209,000     12.8%      8.18%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============

By Entity:
   Charter Municipal Mortgage Acceptance    15        240      1.0%    17,380,000      1.7%      14,181,000      1.5%      8.98%
   CharterMac Holding Trust                  2        200      0.9%     8,150,000      0.8%       9,496,000      1.0%      9.00%
   CharterMac Equity Issuer Trust           46      8,964     39.0%   391,008,388     39.3%     386,702,000     39.7%      7.67%
   CharterMac Origination Trust             14      3,293     14.3%   149,743,428     15.0%     129,988,000     13.3%      6.22%
   CharterMac Owner Trust                   49     10,290     44.8%   429,841,358     43.2%     434,465,000     44.6%      7.40%
                                        -------- ------------------  ----------------------   ----------------------- --------------
      Total                                126     22,987    100.0%   996,123,174    100.0%     974,832,000    100.0%      7.37%
                                        ======== ==================  ======================   ======================= ==============


                                         ----------------------------------   ----------------------
                                                                                   Annualized
                                          Pertinent Weighted Average Dates        Base Interest
                                         ----------------------------------   ----------------------

                                                       Optional                                           Occupancy       DSCR on
                                                      Redemption    Maturity                            on Stabilized   Stabilized
                                         Call Date       Date         Date     $ Amount   % of Total      Properties    Properties
                                         ---------   -----------   ---------  -----------------------   -------------- ------------

By Participating Features:
   Participating                           Apr-09      Apr-03        Feb-18    11,357,971      16.2%            95.7%         1.36x
   Non-Participating                       Apr-16      Oct-12        Jan-35    58,635,352      83.8%            94.9%         1.42x
                                         ---------   -----------   ---------  -----------------------   -------------  ------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%            95.2%         1.40x
                                         =========   ===========   =========  =======================   =============  ============

By Year-Acquired:
   Pre-1998                                Aug-09      Nov-02        Apr-19    19,314,798      27.6%            95.2%         1.43x
   1998                                    May-18      Aug-09        Jul-38     8,387,834      12.0%            95.2%         1.38x
   1999                                    Apr-17      Sep-16        May-37    11,243,952      16.1%            96.9%         1.38x
   2000                                    Aug-17      Nov-15        Aug-37    23,829,697      34.0%            90.9%         1.29x
   2001                                    Sep-16      Oct-14        Jan-37     7,217,043      10.3%              N/A           N/A
                                         ---------   -----------   ---------  -----------------------   -------------  ------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%            95.2%         1.40x
                                         =========   ===========   =========  =======================   =============  ============

By Entity:
   Charter Municipal Mortgage Acceptance     N/A       Apr-99        Sep-12     1,198,008       1.7%            96.6%         1.00x
   CharterMac Holding Trust                Jan-07      May-06        Jan-16       733,500       1.0%            95.4%         1.62x
   CharterMac Equity Issuer Trust          Aug-17      Jun-14        Oct-37    27,128,345      38.8%            96.4%         1.40x
   CharterMac Origination Trust            Mar-11      Sep-04        Jan-21     9,107,441      13.0%            93.4%         1.41x
   CharterMac Owner Trust                  Nov-14      Nov-10        Jan-32    31,826,029      45.5%            95.6%         1.40x
                                         ---------   -----------   ---------  -----------------------   -------------  ------------
      Total                                Apr-15      Mar-11        Mar-32    69,993,323     100.0%            95.2%         1.40x
                                         =========   ===========   =========  =======================   =============  ============

                                                            Page 15 of 20

[Graphic Omitted]

                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                            Year-to-Date September 30, 2001 Acquisitions
                                                             (unaudited)

                                                                                                                          Minimum
                                                                                                Month/       Face          Stated
                                                                                                 Year      Amount of      Interest
                                        Location              Units           Bond Type        Acquired      Bond           Rate
                                    ------------------------------------------------------------------------------------------------

Acquisitions:
  Stabilized Bonds:
     Draper Lane                    Silver Spring, MD             406        Subordinate        Feb-01    11,000,000       10.00%
                                                            ----------                                  ----------------------------
        Total Stabilized Bonds                                    406                                     11,000,000       10.00%
                                                            ==========                                  ============================

  Construction:
     Magnolia Arbors                Covington, GA                 250           LIHTC           Apr-01    12,500,000       7.50%
     Magnolia Arbors                Covington, GA                   *          Taxable          Apr-01     1,000,000       8.95%
     Bluffview                      Denton, TX                    250           LIHTC           May-01    10,700,000       8.60%
     Knollwood Villas               Denton, TX                    264           LIHTC           May-01    13,750,000       8.60%
     Chapel Ridge at Lowell         Lowell, AR                    126           LIHTC           May-01     5,500,000       5.50%
     Belmont Heights Estates        Tampa, FL                     201           LIHTC           Jun-01     7,850,000       8.15%
     Arbors at Creekside            Austin, TX                    176           LIHTC           Jun-01     8,600,000       8.50%
     Midtown Square                 Columbus, GA                  144           LIHTC           Jun-01     5,600,000       7.40%
     Midtown Square                 Columbus, GA                    *          Taxable          Jun-01       235,000       8.95%
     Cobb Park                      Ft. Worth, TX                 172           LIHTC           Jul-01     7,500,000       7.90%
     Cobb Park                      Ft. Worth, TX                   *          Taxable          Jul-01       285,000       9.50%
     Palm Terrace                   Auburn, CA                     80           LIHTC           Aug-01     6,002,381       7.90%
     Lakewood Terrace               Belton, MO                    152           LIHTC           Aug-01     7,650,000       7.90%
     Blunn Creek                    Austin, TX                    280           LIHTC           Aug-01    15,000,000       7.90%

                                                            ----------                                  ----------------------------
        Total Construction Bonds                                2,095                                    102,172,381       7.95%
                                                            ==========                                  ============================

  Rehabilitation:
     Sherwood Lake                  Tampa, FL                     149           LIHTC           Apr-01    4,100,000        8.45%
     Oakwood Manor                  Little Rock, AR               200           LIHTC           Jun-01    5,010,000        8.50%
     Oakwood Manor                  Little Rock, AR                 *           LIHTC           Jun-01      440,000        7.65%
     Oakwood Manor                  Little Rock, AR                 *          Taxable          Jun-01      765,000        9.50%

                                                            ----------                                  ----------------------------
        Total Rehabilitation Bonds                                349                                     10,315,000       8.52%
                                                            ==========                                  ============================

                                                            ----------                                  ----------------------------
Total Year-to-Date Acquisitions                                 2,850                                     123,487,381      8.18%
                                                            ==========                                  ============================


* Note applicable to avoid duplication with another bond related to the same property.

                                                            Page 16 of 20

[Graphic Omitted]


                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                             Year-to-Date September 30, 2001 Repayments
                                                             (unaudited)


                                                                              Minimum
                                                                      Month/   Stated
                                                                       Year   Interest  Face Amount  Net Book      Net     Net Gain
                                  Units     Location      Bond Type  Acquired   Rate      of Bond     Value      Proceeds   (Loss)
                                ----------------------------------------------------------------------------------------------------
Repayments:
  Stabilized:
     Greenway Manor                 312 St. Louis, MO        80/20    Oct-86    8.50%   12,850,000  12,744,443  12,850,000   105,557
     Country Lake                   192 West Palm Beach, FL  80/20    Nov-99    6.00%    6,255,000   6,255,000   6,255,000         -
                                --------                                      ------------------------------------------------------
       Total Stabilized Bonds       312                                         7.68%   19,105,000  18,999,443  19,105,000   105,557
                                ========                                      ======================================================

  Construction:
     None                           -                                           0.00%          -           -           -         -
                                --------                                      ------------------------------------------------------
       Total Construction
        Bonds                       -                                           0.00%          -           -           -         -
                                ========                                      ======================================================

  Rehabilitation:
     None                           -                                           0.00%          -           -           -         -
                                --------                                      ------------------------------------------------------
       Total Rehabilitation
        Bonds                       -                                           0.00%          -           -           -         -
                                ========                                      ======================================================

  RITE:
     Courtyard
     Avalon Court

                                --------                                      ------------------------------------------------------
Total Year-to-Date Repayments       312                                         7.68%   19,105,000  18,999,443  19,105,000   105,557
                                ========                                      ======================================================

                                                            Page 17 of 20

[Graphic Omitted]


                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                             Construction and Rehabilitation Bond Status
                                                             (unaudited)


                                                                                       Minimum
                                                                  Month/                Stated  Estimated  Estimated  Letter of
                                                          Bond     Year   Face Amount  Interest Completion Stabilized  Credit
                                  Units     Location      Type   Acquired   of Bond      Rate      Date    Operations    Put  % Occ.
                                ----------------------------------------------------------------------------------------------------
Construction (includes tax-exempt and taxable construction bonds):

   Arbors at Creekside            176 Austin, TX           LIHTC   Jun-01     8,600,000  8.50%      closed in escrow      Yes    -
   Armstrong Farm                 168 Jeffersonville, IN   LIHTC   Oct-00     8,246,000  7.50%   02/15/2002  09/01/2002   Yes    -
   Bay Colony                     248 League City, TX      LIHTC   Aug-00    10,100,000  7.50%   10/01/2001  04/01/2023   Yes    -
   Belmont Heights Estates        201 Tampa, FL            LIHTC   Jun-01     7,850,000  8.15%   12/31/2002  05/01/2003   No     -
   Bluffview                      250 Denton, TX           LIHTC   May-01    10,700,000  8.60%   06/01/2002  01/01/2003   No     -
   Blunn Creek                    280 Austin, TX           LIHTC   Aug-01    15,000,000  7.90%   10/31/2002  05/01/2003   No     -
   Chandler Creek                 216 Round Rock, TX      501(c)3  Oct-00    15,850,000  8.50%   01/01/2002  06/01/2002   Yes    -
   Chandler Creek                   * Round Rock, TX      501(c)3  Oct-00       350,000  9.75%        *          *        Yes    *
   Chapel Ridge at Claremore      104 Claremore, OK        LIHTC   Oct-00     4,100,000  7.50%   12/07/2001  05/01/2002   Yes    -
   Chapel Ridge at Lowell         126 Lowell, AR           LIHTC   May-01     5,500,000  5.50%      closed in escrow      No     -
   Cobb Park                      172 Ft. Worth, TX        LIHTC   Jul-01     7,500,000  7.90%   09/30/2002  06/01/2003   No     -
   Cobb Park                        * Ft. Worth, TX        LIHTC   Jul-01       285,000  9.50%        *          *        No     *
   Columbia at Bells Ferry        272 Cherokee Co., GA     LIHTC   Apr-00    13,000,000  7.40%   10/01/2001  04/01/2002   Yes  41.5%
   Grace Townhomes                112 Ennis, TX            LIHTC   May-00     5,225,600  7.50%   11/01/2001  08/01/2002   Yes  51.4%
   Grandview Forest                92 Durham, NC           LIHTC   Dec-00     5,483,907  8.50%   11/21/2001  05/01/2002   Yes    -
   Greenbridge at Buckingham      242 Richardson, TX      501(c)3  Nov-00    19,735,000  7.40%   04/10/2002  11/01/2002   Yes    -
   Greenbridge at Buckingham        * Richardson, TX      501(c)3  Nov-00       350,000  10.00%       *          *        Yes    *
   Hidden Grove                   222 Miami, FL            LIHTC   Sep-00     8,600,000  7.40%   11/01/2001  07/01/2002   Yes    -
   Knollwood Villas               264 Denton, TX           LIHTC   May-01    13,750,000  8.60%   06/01/2002  01/01/2003   No     -
   Lakemoor                       160 Durham, NC           LIHTC   Dec-99     9,000,000  7.25%   12/31/2001  08/01/2002   Yes    -
   Lakewood Terrace               152 Belton, MO           LIHTC   Aug-01     7,650,000  7.90%   09/01/2002  05/01/2003   Yes    -
   Magnolia Arbors                250 Covington, GA        LIHTC   Apr-01    12,500,000  7.50%   08/30/2002  04/01/2003   Yes    -
   Magnolia Arbors                  * Covington, GA       Taxable  Apr-01     1,000,000  8.95%        *          *        Yes    *
   Marsh Landings                 250 Portsmouth, VA       LIHTC   May-98     6,050,000  7.25%   12/01/2001  12/01/2001   No   98.0%
   Midtown Square                 144 Columbus, GA         LIHTC   Jun-01     5,600,000  7.40%   09/01/2002  04/01/2003   Yes    -
   Midtown Square                   * Columbus, GA        Taxable  Jun-01       235,000  8.95%        *          *        Yes    *
   Newark Commons                 220 New Castle, DE       LIHTC   May-00    14,300,000  7.30%   11/19/2001  03/01/2002   Yes  64.4%
   Oaks at Hampton                250 Dallas, TX           LIHTC   Apr-00     9,535,000  7.20%   12/31/2001  08/01/2002   No     -
   Oaks at Hampton                  * Dallas, TX           LIHTC   Apr-00       525,000  9.00%        *          *        No     *
   Palm Terrace                    80 Auburn, CA           LIHTC   Aug-01     6,002,000  7.90%      closed in escrow      Yes    -
   Parks at Westmoreland          250 DeSoto, TX           LIHTC   Jul-00     9,535,000  8.50%   11/30/2001  09/01/2002   Yes    -
   Parks at Westmoreland            * DeSoto, TX           LIHTC   Jul-00       455,000  9.00%        *          *        Yes    *
   Princess Anne House            186 Virginia Beach, VA   LIHTC   Apr-00     7,500,000  7.50%   03/01/2002  08/01/2002   Yes    -
   Princess Anne House              * Virginia Beach, VA   LIHTC   Apr-00       125,000  9.50%        *          *        Yes    *
   Red Hill Villas                168 Round Rock, TX       LIHTC   Dec-00     9,900,000  8.40%   01/15/2002  08/01/2002   No     -
   Red Hill Villas                  * Round Rock, TX       LIHTC   Dec-00       400,000  9.50%        *          *        No     *
   Running Brook                  186 Miami, FL            LIHTC   Sep-00     8,495,000  7.40%   10/30/2001  06/01/2002   Yes    -
   San Marcos                     156 San Marcos, TX       LIHTC   May-00     7,231,000  7.38%   01/05/2001  06/01/2002   Yes    -
   Southwest Trails               160 Austin, TX           LIHTC   Aug-00     6,500,000  7.35%   12/25/2001  08/01/2002   Yes  61.3%
   Woods Edge                      97 Charlottesville, VA  LIHTC   Nov-00     4,850,000  7.80%   01/15/2002  05/01/2002   No     -

                                                            Page 18 of 20

[Graphic Omitted]


                                                                                                                  Third Quarter 2001
                                                                                                        Supplemental Analyst Package

                                             Construction and Rehabilitation Bond Status
                                                             (unaudited)


                                                                                       Minimum
                                                                  Month/                Stated  Estimated  Estimated  Letter of
                                                          Bond     Year    Face Amount Interest Completion Stabilized  Credit
                                  Units     Location      Type   Acquired    of Bond     Rate      Date    Operations   Put   % Occ.
                                ----------------------------------------------------------------------------------------------------

      Total Construction Bonds    5,854                                      287,613,507  7.76%
                                -------                                  ----------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):

   Autumn Ridge                     192 San Marcos, CA     LIHTC   Aug-00     9,304,230  8.00%   10/31/2001  02/01/2002   No   98.4%
   King's Village                   313 Pasadena, CA       LIHTC   Jul-00    17,650,000  8.50%   11/26/2001  02/01/2002   No   87.5%
   Millpond Village                 360 East Windsor, CT   LIHTC   Dec-00    14,300,000  8.55%   10/01/2001  12/01/2002   No   91.4%
   Oakwood Manor                    200 Little Rock, AR    LIHTC   Jun-01     5,010,000  8.50%   07/01/2002  07/01/2002   No   61.0%
   Oakwood Manor                      * Little Rock, AR    LIHTC   Jun-01       440,000  7.65%        *          *        No     *
   Oakwood Manor                      * Little Rock, AR   Taxable  Jun-01       765,000  9.50%        *          *        No     *
   Park Sequoia                      81 San Jose, CA       LIHTC   Oct-00     6,740,000  8.50%   09/05/2001  02/01/2002   No   90.1%
   Sherwood Lake                    149 Tampa, Fl          LIHTC   Apr-01     4,100,000  8.45%   03/15/2002  03/15/2002   No   66.0%
   South Congress                   172 Austin, TX         LIHTC   May-00     6,300,000  7.50%   10/12/2001  12/01/2001   No   97.7%
   Walnut Creek                       * Austin, TX         LIHTC   May-00       360,000  7.50%   10/12/2001  01/01/2002   No   77.3%
   Walnut Creek                      98 Austin, TX         LIHTC   May-00     3,240,000  7.50%        *          *        No     *
                                -------                                  ----------------------
      Total Rehabilitation
       Bonds                      1,565                                     68,209,230  8.30%
                                -------                                  ----------------------

                                -------                                  ----------------------
Total Construction and
 Rehab Bonds                      7,419                                    355,822,737  7.86%
                                =======                                  ======================

* Note applicable to avoid duplication with another bond related to the same property.

                                                            Page 19 of 20

[Graphic Omitted]

                                                              Third Quarter 2001
                                                    Supplemental Analyst Package


--------------------------------------------------------------------------------
                              Reporting Definitions
--------------------------------------------------------------------------------

    CharterMac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries.

501(c)3 Bonds - Revenue Bonds issued to finance low income multi-family projects and facilities owned by charities.

80/20 Properties - generally pre-1987 affordable housing bond properties for which there is a minimum set-aside of 22% of the property's units for renters at 80% or less of area median income.

Affordable Housing - CharterMac's revenue bond investments are generally collateralized by mortgages on affordable housing properties which are highly competitive and comparable to class B to class A multifamily properties.

Cash Available for Distribution ("CAD") - a primary measure of dividend paying ability. Differences between CAD and net income result from variations between GAAP and cash received

CAD Payout Ratio - the ratio of dividends paid per share to CAD per share.

Completion Date - for construction or rehabilitation Revenue Bonds, the estimated date that such activity will be fully complete on the underlying mortgaged property.

Construction Bonds - Revenue Bonds acquired by CharterMac may have properties in construction as underlying collateral. Generally, such bonds are additionally secured by a construction letter of for the full bond face amount so that CharterMac assumes no construction risk.

CRA Convertible Preferred Shares ("CRA Shares") - means the Convertible Community Reinvestment Act Preferred Shares issued by CharterMac. These CRA shares have a preference with regard to an allocation of CRA credits available on CharterMac's revenue bonds. CRA shares are economically the same as common shares and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, both basic and diluted per share data include both common and CRA shares.

Dividend Yield - Current annualized dividend per share divided by the current market price. Currently, CharterMac's income is approximately 96% tax-exempt. The Tax Adjusted Dividend Yield, takes into account CharterMac's tax-exempt income and a 39.6% effective tax rate to compute a taxable equivalent yield.

Equity Market Capitalization - The total of common equity market capitalization (common and CRA shares at market price) plus the sum of all preferred shares at their liquidation preference totals.

Fair Value - the estimated fair market value of a Revenue Bond.

Fixed Charge Coverage - Net income plus GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions divided by GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions.

GAAP - Generally Accepted Accounting Principles in the United States.

Interest Expense, Fees and Minority Interest Coverage - Net income plus total GAAP interest expense, recurring fees related to the TOPs and minority interest in the income of subsidiary divided by total GAAP interest expense plus recurring fees related to the TOPs and minority interest in the income of subsidiary.

Lease-Up - Revenue Bonds whose underlying properties have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.

LIHTC - means the Low Income Housing Tax Credit pursuant to Section 42 of the Internal Revenue Code. LIHTC Revenue Bonds have the additional enhancement of such credits which should further mitigate credit risk and the potential for default. Minimum set-asides required by federal guidelines are 40% of the property's units for renters at 60% or less of area median income or 20% for renters at 50% or less of median income. In many localities, minimum set-asides exceed these limits. Most of CharterMac's recent originations are LIHTC revenue bonds.

Minority Interest - CharterMac securitzes a portion of its Revenue Bond portfolio through a subsidiary Trust. This collateralized securitization program, called TOPs, is recorded as minority interest in subsidiary.

Occupancy Date - for construction and rehabilitation Revenue Bonds, the estimated date of initial occupancy for the underlying mortgaged property.

Par Value - the face amount of a Revenue Bond.

per Share - both basic and diluted per share calculations include both common and CRA shares. The difference, if any, between basic and diluted shares is the dilutive effect of any stock options.

PFloats - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Rehabilitation - Revenue Bonds acquired by CharterMac may have as mortgage collateral underlying properties undergoing extensive internal and/or external rehabilitation. In some cases, such bonds areadditionally secured by a construction letter of credit for the full amount of the bond.

Revenue Bonds - primarily means a multifamily housing revenue bond secured by a first or second mortgage on a multifamily property.

Securitized Debt - CharterMac's debt is securitized by certain Revenue Bonds which are used as collateral. CharterMac's two debt programs are PFloats and TOPs.

Stabilized Operations - the date a newly constructed or rehabilitated property reaches stabilized occupancy, generally similar to market occupancy or above 90% for three consecutive months.

Start Date - the starting period for which construction or rehabilitation begins.

TOPs - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Total Market Cap - Total Market Capitalization is the sum of CharterMac's equity market cap, preferred shares, minority interest in subsidiary and outstanding debt.

Underlying Properties - means the multifamily housing properties securing the Revenue Bonds and other investments owned by CharterMac.


                                 Page 20 of 20